Novelis Third Quarter 2012
Earnings Conference Call
Philip Martens
President and Chief Executive Officer
Steve Fisher
Senior Vice President and Chief Financial Officer
Brighter Ideas with Aluminum
February 8, 2012
Exhibit 99.2

2
Forward-Looking Statements
Statements made in this presentation which describe Novelis' intentions, expectations, beliefs or predictions may be forward-looking statements within the meaning of securities laws. Forward-looking statements include statements preceded by, followed by, or including the words "believes,"
"expects," "anticipates," "plans," "estimates," "projects," "forecasts," or similar expressions. Examples of forward-looking statements in this presentation are our stated view regarding our ability to generate free cash flows this fiscal year, the projected growth rate for aluminum flat rolled products in Asia, the projected growth rate for automotive sheet growth in North America, and anticipated full-year EBITDA. Novelis cautions that, by their nature, forward-looking statements involve risk and uncertainty and that Novelis' actual results could differ materially from those expressed or implied in such statements. We do not intend, and we disclaim any obligation, to update any forward-looking statements, whether as a result of new information, future events or otherwise. Factors that could cause actual results or outcomes to differ from the results expressed or implied by forward-looking statements include, among other things: changes in the prices and availability of aluminum (or premiums associated with such prices)
or other materials and raw materials we use; the capacity and effectiveness of our metal hedging activities; relationships with, and financial and operating conditions of, our customers, suppliers and other stakeholders; fluctuations in the supply of, and prices for, energy in the areas in which we maintain production facilities; our ability to access financing for future capital requirements; changes in the relative values of various currencies and the effectiveness of our currency hedging activities; factors affecting our operations, such as litigation, environmental remediation and clean-up costs, labor relations and negotiations, breakdown of equipment and other events; the impact of restructuring efforts in the future; economic, regulatory and political factors within the countries in which we operate or sell our products, including changes in duties or tariffs; competition from other aluminum rolled products producers as well as from substitute materials such as steel, glass, plastic and composite materials; changes in general economic conditions including deterioration in the global economy, particularly sectors in which our customers operate; changes in the fair value of derivative instruments; cyclical demand and pricing within the principal markets for our products as well as seasonality in certain of our customers’ industries;
changes in government regulations, particularly those affecting taxes, environmental, health or safety compliance; changes in interest rates that have the effect of increasing the amounts we pay under our principal credit agreement and other financing agreements; the effect of taxes and changes in tax rates; and our indebtedness and our ability to generate cash. The above list of factors is not exhaustive. Other important risk factors included under the caption "Risk Factors" in our Annual Report on Form 10-K for the fiscal year ended March 31, 2011 are specifically incorporated by reference into this presentation.
Non-GAAP Financial Measures
This presentation contains non-GAAP financial measures as defined by SEC rules. We think that these measures are helpful to investors in measuring our financial performance and liquidity and comparing our performance to our peers. However, our non-GAAP financial measures may not be comparable to similarly titled non-GAAP financial measures used by other companies. These non-GAAP financial measures have limitations as an analytical tool and should not be considered in isolation or as a substitute for GAAP financial measures. We have included reconciliations of each of these measures to the most directly comparable GAAP measure. In addition, a more detailed description of these non-GAAP financial measures used in this presentation, together with a discussion of the usefulness and purpose of such measures, is included as Exhibit 99.2 to our
Current Report on Form 8-K furnished to the SEC with our earnings press release.
Safe Harbor Statement

BUSINESS REVIEW & OUTLOOK

NOVELIS STRATEGY

DETAILED FINANCIAL PERFORMANCE

SUMMARY & OUTLOOK

NOVELIS

3 Agenda

4

5
Business Review & Outlook
Tough Quarter: Felt Economic Impact + Seasonally Low Quarter
Fourth Quarter Recovering & Full-Year on Par with Last Year’s
Record EBITDA Results
While Economic Pressure Persists, Our Business Model Reduces
Exposure (EBITDA/ton flat YOY)
Expansions on Track and Budget.  Continued Investments to Support
Strategy
Pressure in Q3, on Track with Strategic Expansion Plans

Focus on Premium Products + **Strong Long-Term Relationships**

Pass Through Model (Metal/Other) + Tight Cost Controls

Business Model is a Competitive Advantage

NOVELIS

6 Novelis Business Model

North America ⟺

- Strong Automotive Shipments
- No Significant Change in Can Demand

Europe ↑

- Strong Automotive Demand
- Destocking Largely Complete in other Product Segments

South America ↑

- Peak Summer Season
- Strong Can Demand

Asia ↑

- Destocking in Can Largely Complete but Demand Soft
- Electronics Demand to Improve Slightly

NOVELIS

7 Regional Business Outlook (Q4FY12) 7

8

- Continue to Strengthen the Business
  - Product Portfolio/Footprint Optimization
  - One Novelis
- Capture Growth in our Global FRP Markets
  - Major Rolling Expansions in Brazil, Korea & North America
- Have 80% Recycled Content in our Products by 2020
  - Major Recycling Expansions in Brazil and Korea

NOVELIS

9 Novelis’ Strategy

10
Source:  Novelis Estimates and November 2011 CRU
Long-Term Global Trends in Aluminum Demand
Electronics & High-End
Specialties
Beverage Can
Automotive
Long-term
(CY11-16)
~25%
~25%
~6%
~6%
~4-5%
~4-5%
Strong Long-Term Outlook

11
Asia – Invested $350M to Acquire Minority Interest
• Completed purchase of minority stake in Korean Operations
• Provides greater control of our manufacturing assets
• Drives our ongoing initiatives for globally integrated operations

12
Asia – Korea Expansion Update
• Total Investment of ~$400M
• On Track for Incremental Capacity of ~350kt
• Expect to begin commissioning by end of  CY 2013
• FRP CAGR of 8% for Asia over the next 5 years

13
Brazil – Expansions Update
Rolling Expansion
• Total Investment of ~$300M
• Expect to begin commissioning ~220kt by end of CY 2012
• Beverage Can CAGR of 7% over next 5 years
Recycling Line
• Total Investment of ~$30M
• Recycling Capacity of ~190 kts begins commissioning by end of CY 2013
• Drives Towards 80% Recycled Content Goal, Ensures Metal Supply and
Reduces Costs
Can End Stock (CES) Coating Line
• Total Investment of ~$50M
• Capacity of ~100 kts begins commissioning by end of CY 2013
• Captures Growth, Reduces costs and Reliability on Third Parties
Creating a World Class, Fully-Integrated Rolling System

14
North America – Expansion Update
• Total Investment of ~$200M
• On Track for Incremental Capacity of ~200kt
• Expect to begin commissioning by mid CY 2013
• Strong Double Digit Auto Sheet CAGR in N.A. over the next 5 years

15

16
Third Quarter Financial Highlights
(Q3FY12 vs. Q3FY11)
Shipments Down 9% to 648 Kilotonnes
Net Sales Down 4% to $2.5 Billion
Adjusted EBITDA Down 11% to $213 Million
Free Cash Flow Before CapEx of $186 Million
Liquidity of $857 Million
Net Loss of $12 Million
Solid Performance in a Tough Market

Sales
Shipments
$3.5
$3.0
$2.5
$2.0
$1.5
$1.0
800
650
500
350
200
2.6
2.5
Q3FY11
Q3FY12

Q3FY11
Q3FY12
300
250
200
150
100
50
0
+3%
(21%)
(12%)
(5%)
South America
Asia
Europe
North America

NOVELIS

17 Shipments & Sales Total Company Sales (Billions) • Shipments (Kt) Shipments by Region Short-term Softness in Most Regions

Quarterly EBITDA
TTM EBITDA
$350
$300
$250
$200
$150
$100
$50
$0
Quarterly
$1,150
$1,100
$1,050
$1,000
$950
$900
$850
$800
TTM
238
280
306
301
213
Q3FY11
Q4FY11
Q1FY12
Q2FY12
Q3FY12

NOVELIS

18 (Millions) Adjusted EBITDA Trend Short-term Softness Impacting EBITDA

EBITDA & Shipments
EBITDA (Millions) • Shipments (Kt)
19
Business Model Drives Performance
$128
$200
$238
$213
0
100
200
300
400
500
600
700
$100
$125
$150
$175
$200
$225
$250
$275
Q3FY09 Q3FY10 Q3FY11 Q3FY12
Shipments
Adjusted EBITDA

Less Controllable Business Variables
$350
$300
$250
$200
$150
$100
$50
$0
238
69
4
(57)
(49)
8
213
Q3 FY11
Price & Mix
SG&A Others
Operating Costs
Volume
Metal Price Lag
Q3 FY12

NOVELIS

20 Adjusted EBITDA Q3FY11 vs. Q3FY12 (Millions)

Q4 FCF Drivers:

- Recovery in EBITDA Q4 versus Q3
- No Semi-Annual Bond Interest Payment
- Benefit from Further Working Capital Reductions Primarily due to Aluminum Prices

NOVELIS

21 Free Cash Flow Before CapEx On Track to Generate ~$600-700 Million for FY12 308 544 296 $50 $150 $250 $350 $450 $550 $650 $750 YTD FY FY11 FY12 (Millions) ~600-700

CapEx Plan:

- CapEx plan Back-end Weighted
- Strategic Investments of ~$410-$460M
- Maintenance Investments of ~$140M

NOVELIS

22 (Millions) Capital Expenditures Focused on Strategic Investments 132 234 297 $0 $100 $200 $300 $400 $500 $600 $700 YTD FY FY11 FY12 ~550-600

23

Summary & Outlook
While Economic Pressure Persists, Our Business Model
Reduces Exposure (EBITDA/ton flat YOY)
Fourth Quarter Recovering & Full-Year on Par with Last
Year’s Record EBITDA Results
• FY12 Adjusted EBITDA between $1.05-1.08B
Long-Term Outlook Supports Significant Global Expansion
Projects
• Three Large Mill Expansions on Track & Budget
24

25

26

27
(in $ m)
Q1
FY10
Q2
FY10
Q3
FY10
Q4
FY10
FY 10
Q1
FY11
Q2
FY11
Q3
FY11
Q4
FY11
FY11
Q1
FY12
Q2
FY12
Q3
FY12
Net Income (loss) Attributable to Our
Common Shareholder
143 195 68 (1) 405 50 62 (46) 50 116 62 120 (12)
- Interest, net
(40) (41) (42) (41) (164) (36) (37) (42) (79) (194) (73) (73) (71)
- Income tax (provision) benefit
(112) (87) (48) (15) (262) (15) (56) (33) 21 (83) (59) 7 10
- Depreciation and amortization
(100) (92) (93) (99) (384) (103) (104) (100) (97) (404) (89) (81) (79)
- Noncontrolling interests
(18) (19) (13) (10) (60) (9) (11) (11) (13) (44) (15) (10) (1)
EBITDA 413 434 264 164 1,275 213 270 140 218 841 298 277 129
- Unrealized gain (loss) on derivatives
299 254 62 (37) 578 (47) 1 9 (27) (64) 26 (1) (63)
- Realized gain on derivative instruments not included
in      segment income
- - - - - - - 4 1 5 2 - (3)
- Loss on early extinguishment of debt
- - - - - - - (74) (10) (84) - - -
- Proportional consolidation  (16) (17) 2 (21) (52) (10) (11) (10) (14) (45) (13) (12) (9)
- Restructuring  charges, net (3) (3) (1) (7) (14) (6) (9) (20) 1 (34) (19) (11) (1)
- Others costs, net 9 1   1 (3) 8 13 (2) (7) (13) (9) (4) - (8)
Adjusted EBITDA 124 199 200 232 755 263 291 238 280 1,072 306 301 213
Other Income (expense) Included in Adjusted
EBITDA
- Metal price lag
(30) (10) 3 2 (35) 9 19 - (3) 25 5 15 8
- Foreign currency remeasurement
5 13 (6) 4 16 (22) 20 1 9 8 (8) - (2)
- Purchase accounting
52 49 42 (2) 141 (3) (4) (3) (3) (13) (3) (3) (3)
- Can price ceiling, net (54) (54) (20) - (128) - - - - - - - -
Income Statement Reconciliation to Adjusted EBITDA

28
(in $m)
FY10 FY11 FY12
Q1 Q2 Q3 Q4
Full
Year
Q1 Q2 Q3 Q4
Full
Year
Q1 Q2 Q3
Cash Provided by (used in)
Operating Activities
256 195 179 214 844 22 102 94 236 454 (115) 171 145
Cash Provided by (used in)
Investing Activities)
(233) (196) (55) 0 (484) 27 (2) (39) (99) (113) (79) (40) (72)
Less: Proceeds from Sales of
Fixed Assets
(3) (1) 0 (1) (5) (15) (3) (10) (3) (31) 0 1 (10)
Free Cash Flow
20 (2) 124 213 355 34 97 45 134 310 (194) 130 63
Free Cash Flow

29
Explanation of Other Income (Expenses)
Included in our Adjusted EBITDA
1) Metal Price Lag Net of Related Hedges:
On certain sales contracts we experience timing differences on the pass through of changing aluminum prices from our suppliers to our customers. Additional timing differences occur in the flow of metal costs through moving average inventory cost values and cost of goods sold. This timing difference is referred to as Metal Price Lag. We have a risk management program in place to minimize impact of this “lag”.
2) Foreign Currency Remeasurement Net of Related Hedges:
All non-functional currency denominated Working Capital and Debt gets remeasured every period by the period end exchange rates. This impacts our profitability. Like Metal Price Lag, we have a risk management program in place to minimize impact of such Remeasurement.
3) Purchase Accounting:
Following our acquisition, the consideration and transaction costs paid by Hindalco in connection with the transaction were
“pushed down” to us and were allocated to the assets acquired and the liabilities assumed. These allocations are amortized over periods, impacting our profitability. A significant portion of such amortizations pertain to ceiling contracts.
4) Can Price Ceilings:
Some sales contracts contained  a ceiling over which metal prices could not be contractually passed through to certain customers. This negatively impacted our margins and cash flows when the price we paid for metal was above the ceiling price contained in these contracts. These contracts expired December 31, 2009.